SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             ADVANCED KNOWLEDGE,INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
        0-11.
        1)     Title of each class of securities to which transaction applies:
               _________________________________________________________________

        2)     Aggregate number of securities to which transaction applies:
               _________________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               _________________________________________________________________

        4)     Proposed maximum aggregate value of transaction:
               _________________________________________________________________

        5)     Total fee paid:
               _________________________________________________________________


[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:  ________________________________________

        2)     Form, Schedule or Registration Statement No.:  __________________

        3)     Filing Party:  __________________________________________________

        4)     Date Filed:  ____________________________________________________

                            ADVANCED KNOWLEDGE, INC.

          NOTICE AND PROXY STATEMENT FOR ACTION TO BE TAKEN BY WRITTEN
                  CONSENT IN LIEU OF A MEETING OF STOCKHOLDERS

To the stockholders of Advanced Knowledge, Inc.:

     Attached hereto is a Proxy Statement which solicits the written consent of the stockholders of Advanced Knowledge, Inc., a Delaware corporation (the "Company"), to authorize and approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to Sporting Magic Inc. (the "Name Change").

     The Name Change proposal (the "Proposal") is described in detail in the Proxy Statement attached to this notice and incorporated herein by this reference.

     Given the recent acquisition by the Company of all the common stock of Soccer Magic Inc., an Ontario corporation ("Soccer Magic"), which is engaged in the design, construction, ownership and operation of indoor soccer facilities, and the Company's decision to focus exclusively on the business of Soccer Magic, the Board of Directors has determined that the proposed Name Change is in the best interests of the Company's stockholders. The Board of Directors has unanimously approved the proposed Name Change and recommends that stockholders approve the Proposal. The Board of Directors believes that it is in the best interests of the Company and its stockholders to solicit such approval as of the earliest possible date. In order to accomplish this objective, the Board of Directors is hereby soliciting the approval of the Proposal by stockholders by written consent, in lieu of a meeting of stockholders.

                                             By Order of the Board of  Directors


                                             Brian B. Rattenbury, C.A.
                                             Chief Financial Officer

Encino, California
May 8, 2000

     IN ORDER TO ENSURE YOUR REPRESENTATION IN THE ACTION TO BE TAKEN BY WRITTEN CONSENT, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED CONSENT CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                            ADVANCED KNOWLEDGE, INC.
                         17337 VENTURA BLVD., SUITE 224
                            ENCINO, CALIFORNIA 91316

                                 PROXY STATEMENT
                                       for
                      STOCKHOLDER ACTION BY WRITTEN CONSENT

To our stockholders:

     The Board of Directors of Advanced Knowledge, Inc. (the "Company") is furnishing this Proxy Statement to you to solicit your approval, by written consent, of an amendment to the Company's Certificate of Incorporation that would change the name of the Company to Sporting Magic Inc. (the "Name Change").

     We are mailing this Proxy Statement to you on or about May 8, 2000, together with the accompanying Consent Card.

     The procedure for indicating approval of the Name Change proposal (the "Proposal") is described in detail in this Proxy Statement.

                               GENERAL INFORMATION

VOTING SHARES AND VOTING RIGHTS

     Stockholders of record at the close of business on May 1, 2000 (the "Record Date") are entitled to approve the Proposal. There were 16,000,000 shares of Common Stock of the Company issued and outstanding on that date. Each share of the Common Stock is entitled to one vote. The Proposal must be approved by the holders of a majority of the outstanding shares of the Common Stock of the Company.

     The beneficial ownership of the Company's Common Stock by certain beneficial owners and by each of the Company's directors, named executive officers, and the executive officers and directors as a group is set forth below under "Security Ownership of Certain Beneficial Owners and Management."

     Under the Company's Bylaws and pursuant to applicable Delaware law, any action which may be taken at any annual or special meeting of the stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The matter being considered by the stockholders is being submitted for action by written consent, rather than by votes cast at a meeting. The text of the proposed amendment to the Company's Certificate of Incorporation effecting the Name Change is set forth in full under "The Proposal -- The Name Change." The Proposal will be deemed to have been approved upon receipt by the Company of Consent Cards which have not previously been revoked representing the approval of a majority of the shares of Common Stock issued and outstanding on the Record Date, provided that such approval is received on or prior to May 22, 2000 (the "Termination Date"). If, however, sufficient written consents have not been received by the Termination Date, the Company reserves the right to extend the solicitation of written consents made hereby except that, under Delaware law, such solicitation may not be extended beyond the date 60 days after the earliest dated consent received by the Company. Any election to extend this consent solicitation will be made by the Company by news release or other similar public announcement. The date on which the Proposal is deemed approved hereunder is referred to as the "Effective Date."

     Stockholders are requested to indicate approval of the Proposal by checking the appropriate box on the enclosed Consent Card and executing the Consent Card. FAILURE TO CHECK ANY OF THE BOXES WILL, IF THE CONSENT CARD HAS BEEN SIGNED, CONSTITUTE APPROVAL OF THE PROPOSAL. Consent Cards that reflect abstentions will be treated as voted for purposes of determining the approval of the Proposal and will have the same effect as a vote against the Proposal; Consent Cards that reflect "broker non-votes" will be treated as unvoted for purposes of determining approval and will have the same effect as a vote against the Proposal.

     Execution of the Consent Card will constitute your approval, as a stockholder of the Company, of the Proposal, and if sufficient written consents are received, the Proposal will be deemed to have been approved by the stockholders of the Company. No appraisal or dissenters rights apply to stockholders who do not approve the Proposal. If less than a majority of the outstanding shares of Common Stock approve the Proposal, the Company cannot proceed with the Name Change.

     The Company will pay the entire cost of the preparation and mailing of this Proxy Statement and all other costs of this solicitation. After the mailing of this Proxy Statement, the Company's officers, directors and regular employees may solicit the return of Consent Cards in person and by mail, telephone and facsimile. Officers, directors and employees who assist in such activities will not receive additional compensation for doing so.

DELIVERY OF WRITTEN CONSENTS

     The Board of Directors requests that each stockholder execute, date and mail or deliver the Consent Card to Company at the following address: Advanced Knowledge, Inc., 17337 Ventura Blvd., Suite 224, Encino, California 91316. An addressed envelope is provided for your convenience in returning the Consent Card. THE CONSENT CARD SHOULD BE RETURNED AS SOON AS POSSIBLE AND, IN ANY EVENT, FOR RECEIPT NOT LATER THAN MAY 22, 2000.

REVOCATION OF WRITTEN CONSENTS

     Any Consent Card executed and delivered by a stockholder may be revoked by delivering written notice of such revocation prior to the Effective Date to the Company to the address shown above for delivery of Consent Cards. See "General Information -- Delivery of Written Consents." Consent Cards may not be revoked after the Effective Date.

NOTICE OF EFFECTIVENESS OF PROPOSAL

     If the Proposal is approved by stockholders, the Company will promptly give notice thereof to all stockholders who have not consented in writing to the extent required by Section 228(d) of the Delaware General Corporation Law.

                                  THE PROPOSAL

THE PROPOSED NAME CHANGE

     The Company recently acquired all of the common stock of Soccer Magic Inc., a privately owned Ontario corporation ("Soccer Magic"), which is engaged, through its two wholly owned subsidiaries, in the design, construction, ownership and operation of indoor soccer facilities. Thereafter, the Company completed the transfer of all of the assets and liabilities relating to its former business of producing and distributing workforce training videos. Going forward, the Company plans to focus exclusively on the business of Soccer Magic. The Board of Directors believes that the corporate name "Sporting Magic Inc." appropriately identifies the new business focus of the Company.

     Additionally, pursuant to the terms of the Company's sale of assets and liabilities to Becor Internet Inc., the Company is contractually obligated to change its name and cease use of the name Advanced Knowledge, as such name was sold along with the other former assets and liabilities. Therefore, if the stockholders do not approve the Proposal, the Company will submit another name change proposal to stockholders immediately after the Termination Date until a new name that is acceptable to stockholders is approved.

THE NAME CHANGE AMENDMENT

     The Board of Directors has approved the amendment, subject to shareholder approval, of the Certificate of Incorporation of the Company to effect a change of the Company's corporate name to Sporting Magic Inc. The complete text of the amendment to the Certificate of Incorporation (the "Amendment") is set forth below; however, such text, including the new corporate name, is subject to change as may be required by the Delaware Secretary of State.

     Assuming approval of the Proposal by the requisite vote of the stockholders, the Amendment will be filed with the Delaware Secretary of State as promptly as practicable and the Name Change will become effective on the date of such filing. If the Name Change is approved, Article FIRST of the Company's Certificate of Incorporation will be amended to read in full as follows:

           FIRST. The name of this corporation is Sporting Magic Inc.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company is required to approve the Proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously recommends that the stockholders vote to approve the Name Change. The Board of Directors believes that the Name Change is in the best interests of the Company and its stockholders.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of April 18, 2000, regarding beneficial ownership of the Common Stock of the Company by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and other executive officers of the Company and (iv) the Company's executive officers and directors as a group. Unless otherwise indicated, the address of each stockholder listed in the table is 17337 Ventura Boulevard, Suite 224, Encino, California 91316.

                                                                      PERCENTAGE
NAME AND ADDRESS                      NUMBER OF SHARES           OWNERSHIP
--------------------------------------------------------------------------------
Buddy and Rebecca Young(1)              1,976,147                  12.35%

N.R. Holdings Limited                   1,387,500                   8.67%
10 Regis Drive
Toronto, Ontario M2N 3J5

Manny M. Gross(2)                       2,852,084                  17.83%

Myron Grunberg(3)                       2,112,084                  13.20%

Brian B. Rattenbury, C.A.(4)            1,387,500(5)                8.67%

All officers and directors
as a group (3 persons)                  6,351,668                  39.70%
-----------------------
(1)  Held as co-trustees for the Young Family Trust.
(2)  Director and Chief Executive Officer of the Company.
(3)  Director and President of the Company.
(4)  Director and Chief Financial Officer of the Company.
(5)  Beneficially owned indirectly through N.R. Holdings Limited.



        THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT
                   THE STOCKHOLDERS VOTE FOR THE NAME CHANGE.

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING CONSENT CARD IN THE ENCLOSED ENVELOPE.

                                              By Order of the Board of Directors


                                              Brian B. Rattenbury, C.A.
                                              Chief Financial Officer

Encino, California
May 8, 2000

                                   APPENDIX A


                            ADVANCED KNOWLEDGE, INC.

                                  CONSENT CARD

               THIS CONSENT IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder of Advanced Knowledge, Inc. (the "Company") hereby acknowledges receipt of the proxy statement and notice of name change and votes as indicated below:

    Approval of an amendment to the Company's Certificate of Incorporation to change the Company's name to Sporting Magic Inc.
                -                     -                         -
              /_/  FOR              /_/  AGAINST              /_/  ABSTAIN

     THE SHARES REPRESENTED BY THIS CONSENT CARD WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS CONSENT CARD WILL BE VOTED IN FAVOR OF THE NAME CHANGE. THIS CONSENT CARD IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

     PLEASE MARK, SIGN, DATE AND RETURN THIS CONSENT CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                    Dated: _______________________________________________, 2000

                    ------------------------------------------------------------

                    ------------------------------------------------------------
                    Sign exactly as your name appears on your certificate. When signing as an attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by president or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.